SCHEDULE 14(A)

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Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

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☐ Soliciting Material Pursuant to § 240.14a-12

FORRESTER RESEARCH, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! FORRESTER RESEARCH, INC. 2022 Annual Meeting Vote by May 9, 2022 11:59 PM ET FORRESTER RESEARCH, INC. 60 ACORN PARK DRIVE CAMBRIDGE, MA 02140 D73271-P65895 You invested in FORRESTER RESEARCH, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 10, 2022. Get informed before you vote View the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 26, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 10, 2022 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/FORR2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 01) Jean M. Birch 04) George F. Colony 07) Warren Romine 02) David Boyce 05) Anthony Friscia 08) Gretchen Teichgraeber 03) Neil Bradford 06) Robert M. Galford 09) Yvonne Wassenaar For 2. To approve an amendment and restatement of the Forrester Research, Inc. Second Amended and Restated Employee Stock Purchase Plan. For 3. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2022. For 4. To approve, by non-binding vote, executive compensation. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D73272-P65895